UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ENTRADA THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below in exhibit required by Item 25(b) Exchange Act Rules 14a-6(i)(14) and 0-11.

Your Vote Counts! Important notice regarding the availability of proxy materials for the 2025 Annual Meeting to be held on June 11, 2025. You invested in ENTRADA THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2025 Annual Meeting. *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V61071-P24827 Get informed before you vote View the Notice, Proxy Statement and 2024 Annual Report OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. ENTRADA THERAPEUTICS, INC. ONE DESIGN CENTER PLACE SUITE 17-500 BOSTON, MA 02210 ENTRADA THERAPEUTICS, INC. 2025 Annual Meeting To be Held Online on June 11, 2025 Vote by June 10, 2025 11:59 PM ET Virtually at: www.virtualshareholdermeeting.com/TRDA2025 Vote Virtually at the 2025 Annual Meeting* June 11, 2025 10:00 AM ET

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming 2025 Annual Meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V61072-P24827 1. Election of Directors Nominees: 1a. Dipal Doshi For 1b. Kush M. Parmar, M.D., Ph.D. For 1c. Mary Thistle For 2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. For NOTE: In their discretion, the proxies are authorized to vote upon any other matters that are properly brought by or at the discretion of the Board of Directors before the 2025 Annual Meeting and at any adjournments or postponements thereof.